UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22533

             Duff & Phelps Global Utility Income Fund Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500

                                  Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder Duff & Phelps Global Utility Income Fund Inc. 200 South Wacker Drive, Suite 500 Chicago, Illinois 60606	Lawrence R. Hamilton, Esq. Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:  312-368-5510

Date of fiscal year end:  October 31

Date of reporting period:   April 30, 2014

Item 1. Reports to Stockholders.

The Semi-Annual Report to Stockholders follows.

Semi-Annual Report

April 30, 2014

LETTER TO SHAREHOLDERS

June 19, 2014

Dear Fellow Shareholders:

We are pleased to present this semi-annual report, showing that the Duff & Phelps Global Utility Fund Inc. (“DPG” or the “Fund”) has continued to pursue strategies designed to achieve the Fund’s investment objective of seeking total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income and (ii) growth in current income, and secondarily from capital appreciation.

In the six months since our last letter, we in the U.S. have worked our way through an unseasonably cold winter, which negatively affected economic activity. In addition, world markets have been focused on the path and efficacy of monetary policy in the U.S., the European Union, and Japan. The world’s major central banks are continuing to follow similar policies involving varying degrees of quantitative easing. Short-term interest rates have remained near zero, while long-term yields have declined into the lower end of their recent trading range. Equity prices in developed markets, with the exception of Japan, are in positive territory thus far in 2014.

Our general outlook for world economic growth has not changed materially in the past six months: we continue to expect modest growth as fiscal imbalances weigh on overall economic activity. In this environment, we are maintaining our focus on companies with strong business fundamentals, which we believe will underpin a company’s ability to continue, and perhaps grow, dividend payments to shareholders. Overall, we believe the Fund’s concentration on income from equities in utility and midstream energy companies remains an attractive investment focus.

Performance Review: Consistent with the income orientation that is a primary component of the Fund’s objective, the Fund paid a quarterly dividend of 35 cents per share of common stock in March. The 35-cent-per-share quarterly rate, without compounding, would be $1.40 annualized, which is equal to 6.8% of the April 30, 2014 closing price of $20.44 per share.

On a net asset value (“NAV”) basis, the Fund’s annualized total return (reflecting income plus change in the net asset value of the portfolio) was 15.5% from the inception date of July 29, 2011, through April 30, 2014, outperforming the Composite Index, which had a 12.0% annualized total return. The Composite Index is composed of the MSCI U.S. Utilities Index, the MSCI World ex U.S. Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index, weighted to reflect the stock sector allocation of the Fund. On a market price basis, the Fund had a total return of 8.5% from inception, below the 12.0% return of the Composite Index. For the 12-month period ended April 30, 2014, the Fund’s NAV total return was 14.4%, the market price total return was 9.9%, and the broader S&P 500 Index displayed a total return of 20.4%. In the six months ended April 30, 2014, the total return for the Fund’s NAV and market price were 10.8% and 9.3%, respectively, compared to a total return of 7.4% for the Composite Index.

The table below compares the performance of the Fund to various market indices.

Total Returns[1] For the period indicated through April 30, 2014
	Six Months	One Year	From Inception 7/29/11 (annualized)
Duff & Phelps Global Utility Income Fund Inc.
Market Value[2]	9.3%	9.9%	8.5%
Net Asset Value[3]	10.8%	14.4%	15.5%
Composite Index[4]	7.4%	13.5%	12.0%
MSCI U.S. Utilities Index[4]	12.8%	11.8%	13.6%
MSCI World ex U.S. Utilities Index[4]	5.9%	12.0%	2.7%
MSCI World Telecom Services Index[4]	3.0%	14.3%	10.9%
Alerian MLP Index[4]	8.9%	12.1%	17.7%
S&P 500 Index	8.4%	20.4%	17.2%

¹	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total return on market value shown in the table. Source: Administrator of the Fund.

[3]

Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (ratios detailed on page 15 of this report) reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the Fund.

[4]

The Composite Index is a composite of the returns of the MSCI U.S. Utilities Index, the MSCI World ex U.S. Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index, weighted monthly to reflect the stock sector allocation of the Fund based on beginning of quarter market values. The indices are calculated on a total return basis with dividends reinvested. Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges; and they are not available for direct investment. Source: Index returns were obtained from MSCI, Alerian, and Bloomberg.

Market and Fund Update: Larger capitalization stock indices have risen overall in 2014, achieving new highs in recent months, while smaller stock indices have generally underperformed. Dividend-paying stocks, particularly utilities, were strong performers in the first few months of 2014. Their performance was driven in part by the much colder than normal winter weather as well as an easing of long-term interest rates.

Although the winter weather had a positive effect on the market prices of utility stocks, it had a dampening effect on economic activity. Overall temperatures were about 13% colder than the 10-year average and the coldest since the 2000/2001 season. According to the preliminary estimate from the Bureau of Economic Analysis, U.S. real gross domestic product (“GDP”) declined at an annual rate of 1% in the frigid first quarter after rising at an annual rate of 2.6% in the fourth quarter of 2013. Although personal consumption expenditures posted a quarter-to-quarter inflation-adjusted annualized gain of 3.1%, that strength was more than offset by lower exports, less business investment and inventory accumulation, weakness in housing, and reduced spending by state and local governments.

With the onset of spring and more seasonable weather, recent data have suggested an improvement in the overall tone for economic activity in the coming quarters. Bank lending standards have become less stringent, and commercial and industrial loan growth has improved, which should facilitate business investment. However, we don’t expect an extended V-shaped trend for economic growth. Rather, we continue to believe that the path for this recovery is likely to remain less steep than expansions of the past, due in part to the near-term uncertainties surrounding monetary policy and the direct and indirect effects of the Affordable Care Act on consumer spending and hiring, as well as the longer-term effects of fiscal policy.

The federal government is still running a deficit, albeit a shrinking one, and rolling over existing debt as it matures. This absorbs investable funds that might otherwise be used for private sector investment enabling the productivity enhancements that improve future growth prospects. At some point the federal government (and select state and local governments) will be forced to address their large unfunded liabilities (e.g. Social Security, Medicare, state and local government pensions, etc.). In our opinion, the available options to address these issues, such as tax increases and benefit cuts, could affect real economic activity negatively.

Although the most recent economic data have indicated an acceleration in some price indices, inflation measures like the Consumer Price Index and GDP price deflator remain within acceptable ranges. In her May testimony to Congressional committees, Federal Reserve Board Chair Janet Yellen noted that “In light of the considerable degree of slack that remains in labor markets and the continuation of inflation below the [Federal Open Market] Committee’s 2 percent objective, a high degree of monetary accommodation remains warranted.” Thus, even given the Fed’s previously announced tapering of quantitative easing, it appears the Fed is prepared to keep short-term interest rates (i.e. the federal funds rate) near zero as long as it takes to get more of the economy on firmer footing.

In Europe, Japan, and Australasia, monetary policy also remains supportive of economic growth. In response to continued sluggish growth in the EU, the European Central Bank is reportedly considering a new broad-based effort to increase the availability of credit and lower the interest rate on loans to the private sector, which is intended to help stimulate the real economies of the region. In Japan and areas of Australasia, monetary authorities also have continued accommodative policies in an attempt to offset a slowdown emanating from China. We will continue to monitor these developments for signs of their efficacy.

We believe that the Fund’s investments in companies that we have identified as offering stable-to-growing dividends underpinned by predictable cash flows remain a attractive prospect for investors desiring income. As of April 30, 2014, the Fund’s distributions, on an annualized basis, represented 6.8% of the Fund’s market price and 6.0% of the Fund’s NAV, compared to the Composite Index’s yield of 4.9%. In addition, the Fund’s distributions, which may include a return of capital due primarily to investments in MLPs, compare favorably to the April 30, 2014, yields of 10-year Treasury securities, at 2.7%, and the S&P 500 Index, at 2.0%.

The Fund’s geographic and sector investment allocations as of April 30, 2014, are shown in the pie charts later in this report. Geographically, about 46% of the Fund’s assets are invested internationally. The Fund’s sector allocation is 36% in electric, gas and water; 30% in telecommunication services; and 33% in oil and gas storage and transportation (i.e. midstream energy).

In the U.S., electric, gas, and water stocks outperformed relative to the broader markets during the Fund’s fiscal year to date due, in part, to the favorable effects of the cold winter weather on utility earnings as well as the

0.25%-0.50% reduction of the yield on the 10-year Treasury from its high near 3% at year-end 2013. We took the opportunity to realize gains in some of the domestic electric names we felt were more richly valued and redeployed the proceeds into names we felt were more attractively valued. Subsequently, as more normal weather returned, we saw utilities give up some of that outperformance and begin to revert to more traditional valuations relative to the broader markets. That said, we continue to think that the market prices of utility stocks will be supported by investors seeking yield in an environment of low interest rates on other investments.

Recently, electricity demand growth has shown welcome signs of improvement, even after adjusting for the abnormally cold weather. Different regions of the country have exhibited varying degrees of progress but, in general, the improvement has been experienced among all customer classes—industrial, commercial, and residential. As a result, there have been some upward revisions of forward earnings guidance. Even so, companies continue to focus on cost control and delivering on their capital projects as efficiently as possible. We expect utility earnings to benefit from growth in the utility rate base, which includes investments in generation, transmission, and distribution assets.

Internationally, the stock prices of electric, gas and water utilities performed in line with broader world markets on average, but there were distinct regional disparities. For example, utilities in Japan were weak, mirroring the weakness in Japanese equities overall. Conversely, European utilities, and particularly those of the peripheral European economies like Spain, Portugal, and Italy, performed very well over the last six months, buoyed in part by optimism regarding a European recovery and compression of long-term interest rates. The Fund has not invested in Japan because of the low yields on Japanese utilities, and despite more attractive yields in Europe, we continue to see very difficult operating and regulatory environments there. Company managements are implementing their previously announced strategies, which include cost reductions, asset divestitures, and dividend reductions. It remains to be seen whether their strategy will be successful in strengthening their fundamental outlook.

Other regions where the Fund has utility exposure are Canada, the U.K., and Australia. These investments have performed relatively well, in general. Previously, we had been concerned about political rhetoric in the U.K. and the possibility of adverse regulatory developments. However, that type of talk seems to have died down in recent months. In Canada and Australia, we believe company fundamentals and the regulatory environment remain favorable. Overall, we will continue to monitor developments in the Eurozone, the U.K., and Australia; in the meantime, we believe that being selective is still very important.

Turning to telecoms, in the U.S. the performance of the “Bells” (AT&T Inc. and Verizon Communications Inc.) lagged the market in the six months ended April, 2014, after having led the market in the prior six months. Verizon hit an “air pocket” as it consolidated full ownership of Verizon Wireless. Meanwhile, AT&T was held back by lower than expected growth and by its rumored role as acquirer in several potential deals (Vodafone Group Plc and DIRECTV). On the other hand, the Fund’s patience with the Rural Local Exchange Carriers, or RLECs, has been well rewarded, as the performance of Frontier Communications Corporation and Windstream Holdings, Inc. easily outpaced the Bells through the end of April. Toward the end of the period, the Fund trimmed its positions in Frontier and Windstream, following their strong gains, and rotated into new positions in the more attractively valued AT&T and Verizon.

As we discussed in the last letter, European telecom stocks rallied sharply beginning in September 2013. We believe this was due partly to investors’ hopes for a better regulatory environment, which would facilitate consolidation and an industry structure that was more favorable for the companies as well as for investors in many countries in Europe. This story has continued to play out as regulators and politicians (German Chancellor Angela

Merkel, for example) have made positive statements regarding consolidation. This summer, rulings are expected from the EU on proposed mergers in Ireland and Germany. These rulings will set the tone for further activity in the sector. We have remained somewhat cautious on European telecom stocks and have preferred to invest in companies like Swisscom AG and TDC A/S, which we believe already benefit from good industry structure in the countries in which they operate.

The Fund’s Australasian telecom stocks have generally performed well over the past six months, outperforming the MSCI World Telecommunications Services Index. Singapore Telecommunications is one stock that provides good diversification through its strategic investments in associated companies in many different countries, most with good underlying growth in their telecommunications sector. Some of these countries are in emerging markets and have suffered from weaker currencies over the past year. However, the fundamental growth in the associated companies’ businesses has remained strong, offsetting the currency weakness, and we believe these remain good long-term investments.

Midstream energy master limited partnerships (“MLPs”) have performed in-line with the broader equity markets over the past six months, and began to outperform this spring. Performance has been driven by a strong first quarter earnings season, fund inflows from two new closed-end fund offerings in March, announcements of new pipeline reversal projects in the Northeastern U.S. in April, a continuation of liquefied natural gas (“LNG”) export projects approved by the Department of Energy in March, and a new announcement of an ethane export project in April. The search for yield continues to attract both retail and institutional investors to the space.

MLPs continue to play a significant role in the U.S. energy renaissance, particularly around the export theme. A total of 14 LNG export facilities have been approved in North America, and MLPs in a variety of sub-sectors—ranging from marine shipping to natural gas liquids—have benefited greatly. We expect this trend to continue as a number of recent MLP initial public offerings have been in the marine shipping space. In addition, two of the Fund’s existing holdings, Enterprise Products Partners and Targa Resources Partners, both of which own liquefied petroleum gas export docks along the Houston Ship Channel, have announced expansion projects to ship ethane, propane, and butane. Both holdings significantly outperformed the benchmark during the first quarter of 2014.

Another trend we expect to continue is the reversal of natural gas pipelines in the Northeast. Historically, gas flowed from producing basins to the demand regions in the North and Northeast. However, this natural south-to-north flow has been rendered obsolete by the production growth experienced in the Marcellus/Utica formation over the past few years—a by-product of the shale gas revolution. As a result, many natural gas pipeline MLPs, faced with the possibility of stranded gas and contract rollover risk, are now signing long-term contracts to transport gas from north to south for as much as 2 billion cubic feet per day with very little additional capital required.

On a medium- to long-term basis, we are maintaining our positive outlook on the midstream energy space due to the surge in investment in energy infrastructure, and we continue to view any significant pullback as a buying opportunity.

Board of Directors Meeting: At the regular February 2014 meeting of the Fund’s Board of Directors, the Board declared a quarterly distribution of 35 cents per share to holders of record of common stock on June 16, 2014, with the distribution to be payable on June 30, 2014. At the regular June 2014 meeting of the Fund’s Board of Directors, the Board declared a quarterly distribution of 35 cents per share to holders of record of common stock on September 15, 2014, with distributions to be payable on September 30, 2014.

On the basis of U.S. generally accepted accounting principles (“GAAP”), the Fund expects portions of the distribution to be attributable to both net investment income and return of capital due primarily to investments in MLPs. Any portion of the Fund’s distribution that is a return of capital does not necessarily reflect the Fund’s investment performance, should not be confused with “yield” or “income,” and will require shareholders to adjust their cost basis. The tax treatment of the Fund’s distributions may differ from the GAAP treatment.

The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Retiring Director: Ms. Nancy Lampton, Director and Vice Chairperson of the Board, has retired from the Board, effective upon the conclusion of the annual meeting of shareholders. Ms. Lampton served on the Board since 2011. The Fund has benefited from her knowledge of asset management gained from serving as CEO of an insurance company, her experience serving as a director of a public company in the electric and natural gas utility industry and her specialized knowledge of issues relating to nuclear power. The professional experience and expertise she brought to bear was enhanced by personal integrity and dedication to shareholder interests. At the Board’s meeting on February 18, 2014, the Board expressed its gratitude for her years of service. Fund management echoes that sentiment and wishes her well in her new endeavors.

About the Fund: The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income and (ii) growth in current income, and secondarily from capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying equity securities of companies in the utility industry. For purposes of the foregoing policy, dividend paying equity securities must be issued by companies with a market capitalization of at least $500 million at the time of purchase, except with respect to companies in the telecommunications sector, which must have a market capitalization of at least $1 billion at the time of purchase. Also for purposes of the foregoing policy, the utility industry is defined to include the following sectors: electric, gas, water, telecommunications and midstream energy.

These sectors are defined as follows:

•	The electric sector of the utility industry consists of companies involved to a significant extent in the generation, transmission, distribution, delivery or sale of electricity.
•	The gas sector of the utility industry consists of companies involved to a significant extent in the transmission, distribution, delivery or sale of natural gas.
•	The water sector of the utility industry consists of companies involved to a significant extent in the distribution or sale of water.
•

The telecommunications sector of the utility industry consists of companies involved to a significant extent in the transmission of voice, data or other information over the electromagnetic spectrum (including wireline telephone, wireless telephone, cable television, Internet and other communications media).

•

The midstream energy sector of the utility industry consists of companies involved to a significant extent in the gathering, transportation, processing, storing, marketing or distribution of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on equity holdings. As of April 30, 2014, the Fund’s leverage consisted of $260 million of debt, which represented approximately

22% of the Fund’s total assets. The amount and type of leverage used by the Fund is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.

Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, www.dpgfund.com.

We appreciate your interest in Duff & Phelps Global Utility Income Fund Inc., and we will continue to do our best to be of service to you.

Deborah A. Jansen, CFA	Nathan I. Partain, CFA
Vice President & Chief Investment Officer	President & Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

SCHEDULE OF INVESTMENTS

April 30, 2014

(Unaudited)

Shares	Description	Value (Note 2)
COMMON STOCKS & MLP INTERESTS—127.8%

	¢ ELECTRIC, GAS AND WATER—46.4%
19,500,000	Duet Group (Australia)	$39,310,499
410,000	Duke Energy Corp.	30,540,900
500,000	Integrys Energy Group, Inc.	30,640,000
4,537,000	National Grid plc (United Kingdom)	64,384,219
1,567,200	Pepco Holdings, Inc.(1)	41,938,272
1,208,000	PPL Corp.	40,274,720
1,362,000	Scottish & Southern Energy plc (United Kingdom)	35,068,717
925,000	Southern Co.	42,392,750
1,402,000	TransAlta Corp. (Canada)	17,127,667
3,045,000	United Utilities Group plc (United Kingdom)	40,923,550
830,000	Westar Energy, Inc.	29,780,400

		412,381,694

	¢ OIL & GAS STORAGE AND TRANSPORTATION —42.9%
520,300	Access Midstream Partners LP	30,879,805
4,287,455	APA Group (Australia)	26,526,992
310,700	Buckeye Partners LP	23,678,447
247,184	DCP Midstream Partners LP	13,224,344
688,861	Enbridge Energy Partners LP	20,638,276
536,346	Energy Transfer Partners LP	29,600,936
401,400	Enterprise Products Partners LP	29,354,382
280,500	Genesis Energy LP	15,545,310
283,803	Kinder Morgan Energy Partners LP	21,393,070
800,000	Kinder Morgan, Inc.	26,128,000
326,500	MarkWest Energy Partners LP	20,680,510
502,465	Targa Resources Partners LP	29,750,953
353,834	TC Pipelines LP	18,767,355
387,020	Teekay LNG Partners LP (Marshall Islands)	16,568,326
384,919	Teekay Offshore Partners LP (Marshall Islands)	13,168,079
600,000	TransCanada Corp. (Canada)	27,962,228

Shares	Description	Value (Note 2)

339,600	Williams Partners LP	$17,516,568

		381,383,581

	¢ TELECOMMUNICATIONS—38.5%
445,000	AT&T, Inc.	15,886,500
872,500	BCE, Inc. (Canada)	38,846,768
3,480,000	Frontier Communications Corp.	20,706,000
15,557,000	Singapore Telecommunications Ltd. (Singapore)	47,525,971
71,000	Swisscom AG (Switzerland)	43,159,868
5,382,000	TDC A/S (Denmark)	50,518,773
11,815,000	Telecom Corporation of New Zealand Ltd. (New Zealand)	28,220,947
9,010,000	Telstra Corp., Ltd. (Australia)	43,692,762
612,000	Verizon Communications, Inc.	28,598,760
2,709,200	Windstream Holdings, Inc	24,572,444

		341,728,793

	Total Common Stocks & MLP Interests (Cost $889,418,043)	1,135,494,068

SHORT-TERM INVESTMENTS—1.8%

	¢ MONEY MARKET MUTUAL FUNDS—1.8%
15,565,690	Fidelity Institutional Money Market Portfolio I (Seven-day effective yield 0.090%)	15,565,690

	Total Short-term Investments (Cost $15,565,690)	15,565,690

TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—129.6% (Cost $904,983,733)		$1,151,059,758

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2014

(Unaudited)

Contracts	Description	Value (Note 2)
WRITTEN OPTIONS—(1.2)%
	¢ CALL OPTIONS—(1.2)%
15,672	Pepco Holdings, Inc. Expiration 5/17/14	$(10,656,960)

	Total Written Options (Premiums received $376,121)	(10,656,960)

TOTAL INVESTMENTS AFTER WRITTEN OPTIONS—128.4% (Cost $904,607,611)		1,140,402,798

Borrowings—(29.3)%		(260,000,000)
Other assets less liabilities—0.9%		7,786,648

NET ASSETS APPLICABLE TO COMMON STOCK—100.0%		$888,189,446

(1) All or a portion segregated as collateral for written options under an escrow receipt.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2014:

Level 1
Common stocks & MLP interests	$1,135,494,068
Money market mutual fund	15,565,690
Written options	(10,656,960)

Total	$1,140,402,798

There were no Level 2 or Level 3 priced securities held and there were no transfers between Level 1 and Level 2 related to securities held at April 30, 2014.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

April 30, 2014

(Unaudited)

SECTOR ALLOCATION*

COUNTRY WEIGHTING*	CURRENCY EXPOSURE*

*	Percentages are based on total investments before written options rather than net assets applicable to common stock and include securities pledged as collateral under the Fund’s credit agreement.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2014

(Unaudited)

ASSETS:
Investments at value (cost $904,983,733)	$1,151,059,758
Foreign currency at value (cost $223,147)	223,534
Receivables:
Investment securities sold	49,790,701
Dividends	2,332,196
Interest	611
Reclaims	618,767
Prepaid expenses	29,576

Total assets	1,204,055,143

LIABILITIES:
Borrowings (Note 7)	260,000,000
Written call options at value (premiums received $376,121) (Note 5)	10,656,960
Payable for investment securities purchased	44,244,682
Investment advisory fee (Note 3)	733,952
Administrative fee (Note 3)	70,374
Interest payable on line of credit	6,934
Accrued expenses	152,795

Total liabilities	315,865,697

NET ASSETS APPLICABLE TO COMMON STOCK	$888,189,446

CAPITAL:
Common stock ($0.001 par value per share; 600,000,000 shares authorized and 37,929,806 shares issued and outstanding)	$37,930
Additional paid-in capital	685,300,361
Distributions in excess of net investment income	(8,652,145)
Accumulated net realized loss on investments	(24,292,273)
Net unrealized appreciation on investments, foreign currency translation, and written options	235,795,573

Net assets applicable to common stock	$888,189,446

NET ASSET VALUE PER SHARE OF COMMON STOCK	$23.42

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2014

(Unaudited)

INVESTMENT INCOME:
Dividends (less foreign withholding tax of $1,246,777)	$36,735,029
Less return of capital distributions (Note 2)	(9,590,784)
Interest	5,164

Total investment income	27,149,409

EXPENSES:
Investment advisory fees (Note 3)	5,355,072
Administrative fees (Note 3)	406,576
Interest expense (Note 7)	1,261,506
Accounting agent fees	118,170
Directors’ fees	90,602
Professional fees	79,383
Reports to shareholders	51,647
Custodian fees	38,587
Registration fees	16,650
Transfer agent fees	4,471
Other expenses	27,855

Total expenses	7,450,519
Less expenses reimbursed by investment adviser (Note 3)	(1,071,015)

Net expenses	6,379,504

Net investment income	20,769,905

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(15,964,400)
Net realized gain (loss) on foreign currency transactions	59,579
Net realized gain (loss) on written options	359,366
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	92,596,388
Net change in unrealized appreciation (depreciation) on written options	(10,151,293)

Net realized and unrealized gain (loss)	66,899,640

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$87,669,545

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2014 (Unaudited)		For the year ended October 31, 2013
OPERATIONS:
Net investment income	$20,769,905		$31,106,516
Net realized gain (loss)	(15,545,455)		25,760,438
Net change in unrealized appreciation (depreciation)	82,445,095		85,188,803

Net increase in net assets applicable to common stock resulting from operations	87,669,545		142,055,757

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(20,769,905	)*	(32,830,263)
In excess of net investment income	(5,780,959	)*	—
Return of capital	—	*	(20,271,465)

Decrease in net assets from distributions to stockholders (Note 6)	(26,550,864)		(53,101,728)

Total increase in net assets	61,118,681		88,954,029

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of period	827,070,765		738,116,736

End of period (including distributions in excess of net investment income of ($8,652,145) and ($2,871,186), respectively)	$888,189,446		$827,070,765

*	Allocations to net investment income, net realized gains and/or return of capital will be determined at year end.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF CASH FLOWS

For the six months ended April 30, 2014

(Unaudited)

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Income dividends received	$27,444,009
Interest received	5,164
Interest paid on borrowings	(1,261,578)
Expenses paid	(5,107,561)
Purchase of investment securities	(112,929,941)
Proceeds from sale of investment securities	108,596,633
Return of capital distributions on investments	9,590,784
Net premiums received for call options written/repurchased	376,793
Net realized gain from foreign currency transactions	59,579
Cash impact from unrealized foreign exchange appreciation	392

Net cash provided by operating activities		$26,774,274
Cash flows provided by (used in) financing activities:
Distributions paid	(26,550,864)

Net cash used in financing activities		(26,550,864)

Net increase in cash and cash equivalents		223,410
Cash and cash equivalents—beginning of period		124

Cash and cash equivalents—end of period		$223,534

Reconciliation of net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations		$87,669,545
Purchase of investment securities	(112,929,941)
Proceeds from sales of investment securities	108,596,633
Net realized loss on investments	15,965,072
Return of capital distributions on investments	9,590,784
Increase in written options	16,755
Net change in unrealized (appreciation) depreciation on investments and foreign currency translation	(92,596,388)
Net change in unrealized (appreciation) depreciation on written options	10,151,293
Net change in unrealized (appreciation) depreciation on foreign currency	392
Decrease in dividends receivable	299,764
Decrease in interest payable	(72)
Increase in accrued expenses	10,437

Total adjustments		(60,895,271)

Net cash provided by operating activities		$26,774,274

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the six months ended April 30, 2014 (Unaudited)	For the year ended October 31, 2013	For the year ended October 31, 2012	For the period ended October 31, 2011(1)
PER SHARE DATA:
Net asset value, beginning of period	$21.81	$19.46	$19.59	$19.07 (2)

Net investment income(3)	0.55	0.82	0.96	0.27
Net realized and unrealized gain (loss)	1.76	2.93	0.31	0.60

Net increase (decrease) from investment operations applicable to common stock	2.31	3.75	1.27	0.87

Distributions on common stock:
Net investment income	(0.55)	(0.87)	(0.93)	(0.24)
In excess of net investment income	(0.15)	—	—	—
Return of capital	—	(0.53)	(0.47)	(0.11)

Total distributions	(0.70)	(1.40)	(1.40)	(0.35)

Net asset value, end of period	$23.42	$21.81	$19.46	$19.59

Per share market value, end of period	$20.44	$19.38	$18.35	$19.34

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Net operating expenses(4)	1.57%*	1.60%	1.69%	1.52%*
Net operating expenses, without leverage(4)	1.26%*	1.23%	1.25%	1.20%*
Gross operating expenses(4)	1.83%*	1.92%	2.03%	1.83%*
Net investment income	5.10%*	4.04%	4.99%	5.39%*

SUPPLEMENTAL DATA:
Total return on market value(5)	9.32%	13.69%	2.22%	(1.40)%
Total return on net asset value(5)	10.84%	20.14%	6.77%	4.70%
Portfolio turnover rate	15%	20%	21%	0%
Asset coverage ratio on borrowings, end of period	442%	412%	384%	385%
Net assets applicable to common stock, end of period (000’s omitted)	$888,189	$827,071	$738,117	$742,040

*	Annualized.
(1)	Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued.
(2)	Initial public offering price of $20.00 per share less sales load of $0.90 per share and offering costs of $0.03 per share.
(3)	Based on average number of shares of common stock outstanding.
(4)

Net operating expenses reflect the operating expenses of the Fund after giving effect to the reimbursement that the Fund’s investment adviser has contractually agreed to provide, as further detailed in Note 3 to the financial statements. Gross operating expenses reflect the operating expenses of the Fund without giving effect to such reimbursement.

(5)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS

April 30, 2014

(Unaudited)

Note 1. Organization

Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on March 15, 2011. The Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued, as a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of the Fund:

A.      Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the- counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price using valuation data provided by an independent pricing service or, if there was no sale on the valuation date, then the security is valued at the closing bid price as obtained on that day from one or more dealers regularly making a market in that security and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. Exchange traded options are valued at the last posted settlement price on the market where such option is principally traded and are classified as Level 1. If an option is not traded on the day prior to the expiration date of the option and the option is out of the money, the option will be valued at $0 and is classified as Level 2.

Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B.      Investment Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income and expense are recognized on the accrual basis. The Fund amortizes premium and accretes discounts on securities using the effective interest method.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the six months ended April 30, 2014, the Fund estimated that 95% of the MLP distributions received would be treated as a return of capital.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2014

(Unaudited)

C.      Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for the tax years 2011 to 2013 are subject to review.

D.      Dividends and Distributions: The Fund declares and pays quarterly distributions to common shareholders from net investment income, and partially attributable to return of capital due to investments in MLPs. Net long-term capital gains, if any, in excess of loss carryforwards are distributed annually. Dividends and distributions are recorded on ex-dividend date. The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E.      Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.      Derivative Financial Instruments: Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) covered call options, in an attempt to manage such risk and with the purpose of generating realized gains. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (strike price) at any time during the term of the option. A covered call option is an option written on a security held by the Fund.

When a call option is written (sold), the Fund receives a premium (or call premium) from the buyer of such call option and records a liability to reflect its obligation to deliver the underlying security upon the exercise of the call option at the strike price.

Changes in the value of the written options are included in “Net change in unrealized appreciation (depreciation) on written options” on the Statement of Operations. “Net realized gain (loss) on written options” on the Statement of Operations will include the following: (a) premiums received from holders on options that have expired, and

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2014

(Unaudited)

(b) the difference between the premium received and the amount paid to repurchase an open option, including any commission. Premiums from options exercised are added to the proceeds from the sale of the underlying security in order to determine the net realized gain or loss on the security.

G.      Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

H.      Accounting Standards: The Fund adopted Accounting Standards Update (“ASU”) No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which amended ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”, which required an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. ASU 2013-01 limits the scope of the new balance sheet disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (i) offset in the financial statements or (ii) subject to an enforceable master netting arrangement or similar agreement.

Note 3. Agreements and Management Arrangements

A.      Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser” or “DPIM”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The Adviser receives a monthly fee at an annual rate of 1.00% of Average Weekly Managed Assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The Adviser has contractually agreed to reimburse the Fund for certain expenses for a specified percentage of the Average Weekly Managed Assets as follows:

Period	Rate
Year 1	0.25%
Year 2	0.25%
Year 3	0.20%
Year 4	0.15%
Year 5	0.10%
Year 6	0.05%

The reimbursement waiver period began upon completion of the Fund’s initial public offering on July 29, 2011, and the waiver percentage is adjusted on each anniversary of that date.

B.      Administrator: The Fund has an Administration Agreement with Virtus Fund Services, LLC, an indirect, wholly owned subsidiary of Virtus (the “Administrator”). The Administrator receives a monthly fee at an annual rate of 0.10% of the average weekly net assets of the Fund.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2014

(Unaudited)

C.      Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the six months ended April 30, 2014, were $90,602.

D.      Affiliated Shareholder: At April 30, 2014, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 6,129 shares of the Fund, which represent 0.02% of shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2014 were $157,174,623 and $170,190,202, respectively.

Note 5. Derivatives Transactions

The Fund’s investments in derivatives may represent economic hedges; however, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2F above. During the six months ended April 30, 2014, the Fund wrote call options on individual stocks held in its portfolio of investments to enhance returns while forgoing some upside potential. For over-the-counter options the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. All written options have a primary risk exposure of equity price associated with them.

The Fund had transactions in options written during the six months ended April 30, 2014 as follows:

	Number of Contracts	Premium
Options outstanding at October 31, 2013	62,052	$359,366
Options written	15,700	376,793
Options closed (premiums paid $—)	0	0
Options expired	(62,052)	(359,366)
Options exercised	(28)	(672)

Options outstanding at April 30, 2014	15,672	$376,121

The average premiums received for call options written during the six months ended April 30, 2014, were ($277,528). The average premiums received amount is calculated based on the average daily premiums received for the six months ended April 30, 2014.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2014

(Unaudited)

The following is a summary of the derivative activity reflected in the financial statements at April 30, 2014 and for the six months then ended:

Statement of Assets and Liabilities		Statement of Operations
Assets: None	$-0-	Net realized gain (loss) on written options	$359,366

Liabilities: Written call options at value	(10,656,960)	Net change in unrealized appreciation (depreciation) on written options	(10,151,293)

Net asset (liability) balance	($10,656,960)	Total net realized and unrealized gain (loss)	$(9,791,927)

Note 6. Distributions and Tax Information

At October 31, 2013, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Investments	$920,505,570	$191,701,303	($27,702,846)	$163,998,457
Written options	(359,366)	—	(129,546)	(129,546)

The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is attributable to investments in Passive Foreign Investment Companies and MLP earnings and basis adjustments.

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows:

2013
Distributions paid from:
Ordinary income	$32,830,263
Return of capital	20,271,465

Total distributions	$53,101,728

The tax character of distributions paid in 2014 will be determined at the Fund’s fiscal year end October 31, 2014.

At October 31, 2013, the Fund had short-term capital loss carryovers of $6,998,965 not subject to expiration, and utilized losses of $24,141,870 deferred in prior years against current year capital gains.

Note 7. Borrowings

The Fund has a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $340,000,000. Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2014

(Unaudited)

percentage rate on the amount borrowed and a percentage on the undrawn balance if amount borrowed falls below $170,000,000 (the commitment fee). There were no commitment fees paid or accrued for the six months ended April 30, 2014. The Agreement is renewable and can also be converted to a 1-year fixed term facility. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. For the six months ended April 30, 2014, the average daily borrowings under the Agreement and the weighted daily average interest rate were $260,000,000 and 0.97%, respectively. At April 30, 2014, the Fund had outstanding borrowings of $260,000,000 at a rate of 0.96% for a one-month term.

Note 8. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of three Independent Directors and acts under a written charter that was most recently amended on May 11, 2011. A copy of the charter is available on the Fund’s website at www.dpgfund.com and in print to any shareholder, upon request.

The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.

In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of borrowings under a credit facility and the rehypothecation of portfolio securities pledged under the credit facility, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also acknowledged the unprecedented disruption of the credit and capital markets during the recent period and the commendable skill shown by the Adviser and its personnel in managing the Fund’s portfolio in the face of such extraordinary challenges. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted an almost total lack of turnover. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Adviser provided the Contracts Committee with performance information for the Fund since the Fund’s inception in 2011, measured against three benchmarks: the

Lipper Sector Peer Group Average (leveraged closed-end equity funds selected by Lipper Inc. (“Lipper”), an independent provider of investment company data), a subset of the Lipper Sector Peer Group Average identified by the Adviser as investing in sectors similar to the Fund (the “Sector Peer Group Subset”), and a composite of the MSCI US Utilities Index, the MSCI World ex US Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index, weighted to reflect the Fund’s investments in the relevant sectors covered by those indices (the “Composite Benchmark”). The Contracts Committee noted that, for the 1-year period ended June 30, 2013 the Fund’s net asset value (“NAV”) total return was equal to the median total return of the Lipper Sector Peer Group Average, and further noted that since inception, the Fund’s NAV total return had underperformed the Sector Peer Group Subset while it outperformed the Composite Benchmark. The Contracts Committee further considered that because current income is one of the components of Fund’s investment objective of total return, it was relevant to consider the Fund’s yield as compared to the Composite Benchmark and its component indices. The Contracts Committee noted that, based on data provided by the Adviser, as of June 30, 2013, the Fund’s yield exceeded the Composite Benchmark’s yield, and the yield of each component of the Composite Benchmark, on both an NAV and market value basis.

Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Lipper to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other utility funds selected by Lipper (the “Lipper expense group”). The Contracts Committee reviewed, among other things, information provided by Lipper comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Lipper expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was higher than the median of its Lipper expense group; but (ii) the actual management fee rate was lower than the median of its Lipper expense group both on the basis of assets attributable to common stock and on a total asset basis. The Contracts Committee further noted that the Fund’s total expense ratio, as reported by Lipper, was below the median both on the basis of assets attributable to common stock and on a total asset basis. The Committee also considered the Adviser’s willingness to agree contractually to reimburse the Fund for certain expenses—in effect offsetting a portion of the advisory fee—during the first six years of the Fund’s operations (see Note 3 to Financial Statements above).

The Adviser also furnished the Contracts Committee with copies of its financial statements. In reviewing those financial statements, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee noted that the Fund was currently benefiting from a fee waiver, but that upon the expiration of the fee waiver, it might be appropriate for the Fund to seek a fee breakpoint at higher asset levels. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedules for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is higher than the Adviser’s standard fee schedule. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, and (6) manage the use of financial leverage. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that comparisons between the two fee structures would not be appropriate or meaningful. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, including brokerage and soft dollar arrangements. In this regard, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes, that the Adviser does not use third-party soft dollar arrangements and that the Adviser has continued to seek opportunities to reduce brokerage costs borne by the Fund.

Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending April 30, 2015. On February 18, 2014, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending April 30, 2015.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website www.dpgfund.com or on the SEC’s website www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpgfund.com or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpgfund.com.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on June 19, 2014. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:

	Shares Voted For	Shares Withheld
To elect three directors to serve until the Annual Meeting in the year 2017 or until their successors are duly elected and qualified:
Geraldine M. McNamara	33,559,370	664,488
Christian H. Poindexter	33,473,994	749,864
Carl F. Pollard	33,471,413	752,445

Directors whose term of office continued beyond this meeting are as follows: Stewart E. Conner, Robert J. Genetski, Philip R. McLoughlin, Eileen A. Moran, Nathan I. Partain, and David J. Vitale.

Board of Directors

DAVID J. VITALE

Chairman

STEWART E. CONNER

ROBERT J. GENETSKI

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

EILEEN A. MORAN

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

Officers

NATHAN I. PARTAIN, CFA

President and Chief Executive Officer

T. BROOKS BEITTEL, CFA

Senior Vice President and Secretary

DEBORAH A. JANSEN, CFA

Vice President and Chief Investment Officer

ALAN M. MEDER, CFA, CPA

Treasurer and Assistant Secretary

JOYCE B. RIEGEL

Chief Compliance Officer

W. PATRICK BRADLEY

Vice President and Assistant Treasurer

WILLIAM J. RENAHAN

Vice President and Assistant Secretary

JACQUELINE M. PORTER

Vice President and Assistant Treasurer

Duff & Phelps Global Utility Income Fund Inc.

Common stock listed on the New York Stock Exchange under the symbol DPG

Shareholder inquiries please contact:

Fund Services at (866) 270-7598 or

Email at Duff@virtus.com

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

(312) 368-5510

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103

Transfer Agent and Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940

Custodian

The Bank of New York Mellon

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included as part of the report to stockholders filed under Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act of 1934 (“the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.	Submission of Matters to a Vote of Security Holders.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s proxy statement dated May 8, 2014) or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)

There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Duff & Phelps Global Utility Income Fund Inc.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain President and Chief Executive Officer (Principal Executive Officer)

Date	June 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain President and Chief Executive Officer (Principal Executive Officer)

Date	June 27, 2014

By (Signature and Title)	/s/ Alan M. Meder
Alan M. Meder Treasurer and Assistant Secretary (Principal Financial Officer)

Date	June 27, 2014